Exhibit 10.20

FIRST AMENDMENT, LIMITED CONSENT AND WAIVER TO

CREDIT AGREEMENT

February 17, 2010

Reference is made to that certain Credit Agreement dated as of October 21, 2008 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among BRINK’S HOME SECURITY HOLDINGS, INC., a Virginia corporation (the “Borrower”), the Lenders party thereto, JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and WELLS FARGO BANK, N.A., as syndication agent for the Lenders (in such capacity, the “Syndication Agent”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement.

W I T N E S S E T H :

WHEREAS, the Borrower has entered into that certain Agreement and Plan of Merger (the “Merger Agreement”) dated as of January 18, 2010 by and among Tyco International Ltd., a corporation limited by shares organized under the laws of Switzerland (“Tyco”), Barricade Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Tyco (“Barricade”), the Borrower and, for certain limited purposes, ADT Security Services, Inc., a Delaware corporation and wholly owned subsidiary of Tyco, subject to the terms and conditions of which, at the Effective Time (as defined in the Merger Agreement), the Borrower will merge with and into Barricade and the separate corporate existence of the Borrower shall thereupon cease.

WHEREAS, pursuant to Sections 5.1(b)(ii), 5.1(b)(v), 5.1(b)(vi) and 5.1(b)(xx) of the Merger Agreement, the Borrower has agreed to be bound by certain restrictive covenants (the “Merger Restrictive Covenants”) during the period from the date of the Merger Agreement and continuing until the earlier of (i) the termination of the Merger Agreement or (ii) the Effective Time;

WHEREAS, the Borrower requests that the Lenders (i) amend certain provisions of the Credit Agreement as provided for herein and (ii) acknowledge and consent to the Borrower’s agreement to abide by the terms and conditions of the Merger Restrictive Covenants; and

WHEREAS, the Lenders party hereto are willing to grant the requested amendments, consent and waiver on the terms and conditions set forth herein;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Amendment to Credit Agreement.

As of the Effective Date (as hereinafter defined) and subject to the covenants, terms and conditions set forth herein and in reliance upon the representations and warranties of the Borrower herein contained, the Borrower, the Administrative Agent and the Required Lenders hereby agree as follows:

(a) Addition of Definition. Section 1.01 of the Credit Agreement shall be, and it hereby is, amended to add the following definitions in the correct alphabetical order:

“Merger Agreement” shall mean that certain Agreement and Plan of Merger dated as of January 18, 2010 by and among Tyco International Ltd., a corporation limited by shares organized under the laws of Switzerland, Barricade Merger Sub, Inc., a Delaware corporation, the Borrower and ADT Security Services, Inc., a Delaware corporation.

“Required Merger Agreement Parties” shall mean each party to the Merger Agreement.

(b) Amendment to Section 4.02. Section 4.02 of the Credit Agreement shall be, and it hereby is, amended to add the following subsection (f) thereto:

“(f) For so long as the Merger Agreement is in effect, for any Loan (i) that would result in the sum of the total Revolving Credit Exposures exceeding $10,000,000 or (ii) to be made at any time the sum of the total Revolving Credit Exposures exceeds $10,000,000, the Administrative Agent shall have received evidence in form and substance reasonably satisfactory to it that the Required Merger Agreement Parties have consented to the making of such Loan.”

SECTION 2. Limited Consent and Waiver.

Subject to the terms and conditions set forth herein and in reliance upon the representations and warranties herein contained, effective as of January 18, 2010, the undersigned Lenders hereby (a) consent, solely for the duration of the Consent Period, to the Borrower’s agreement to abide by the terms and conditions of the Merger Restrictive Covenants, as in effect on the date hereof and (b) waive any Default or Event of Default arising under Section 6.08 of the Credit Agreement to the extent, and only to the extent, that such Default or Event of Default resulted or results from the Borrower’s agreement to abide by the Merger Restrictive Covenants, as in effect on the date hereof. For the purposes of this Section 2, the term “Consent Period” shall mean the period beginning on the Effective Date (as hereinafter defined) and ending on the earliest to occur of (i) the termination of the Merger Agreement, (ii) the Effective Time (as defined in the Merger Agreement) and (iii) January 14, 2011.

SECTION 3. Representations and Warranties.

To induce the undersigned Lenders to enter into this First Amendment, Limited Consent and Waiver (this “Amendment”), the Borrower hereby represents and warrants that at the time of and immediately after the occurrence of the Effective Date:

(a) except as expressly described herein, there exists no Default or Event of Default.

(b) all representations and warranties contained in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

(c) this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles of general applicability.

SECTION 4. Governing Law.

This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 5. Counterparts.

This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same agreement.

SECTION 6. Effectiveness.

This Amendment shall become effective on the date (the “Effective Date”) when, and only when, the Administrative Agent shall have received counterparts of this Amendment executed and delivered by (i) the Borrower and (ii) the Required Lenders.

SECTION 7. Effect of Agreement.

Except as expressly agreed herein, all covenants, obligations and agreements of the Loan Parties contained in the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms. Without limitation of the foregoing, the agreements set forth herein are limited precisely to the extent set forth herein and shall not be deemed to (i) be a consent or an agreement to, or waiver or modification of, any other term or condition of the Credit Agreement, the other Loan Documents or any of the documents referred to therein, or (ii) except as expressly set forth herein, prejudice any right or rights which the Administrative Agent and the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the documents referred to therein. Except as expressly modified or amended hereby, the terms and provisions of the Credit Agreement, the other Loan Documents and any other documents or instruments executed in connection with any of the foregoing, are and shall remain in full force and effect, and the same are hereby ratified and confirmed by each Loan Party in all respects. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents. From and after the effectiveness of this Amendment, each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall refer to the Credit Agreement as amended hereby.

SECTION 8. Headings.

Section headings are for convenience of reference only, and are not part of, and are not to be taken into consideration in interpreting, this Amendment.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BRINKS HOME SECURITY HOLDINGS, INC.,
a Virginia corporation, as Borrower

By:	/s/ Stephen C. Yevich
Name:	Stephen C. Yevich
Title:	EVP and CFO

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:	/s/ Brian McDougal
Name:	Brian McDougal
Title:	Vice President
JP Morgan Chase Bank, N.A.

BANK OF AMERICA, N.A., as a Lender

By:	/s/ David McCauley
Name:	David McCauley
Title:	Senior Vice President

COMPASS BANK, as a Lender

By:	/s/ Stephanie Cox
Name:	Stephanie Cox
Title:	Sr. Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Debbie Sowards
Name:	Debbie Sowards
Title:	Vice President

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Debbie Sowards
Name:	Debbie Sowards
Title:	Vice President